================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                    --------


        Date of Report (Date of Earliest Event Reported): October 8, 2003

                               ACTERNA CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                  ---------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                  000-0748                        04-2258582
           ----------------------      ----------------------------------
          (Commission File Number)    (I.R.S. Employer Identification No.)

               12410 MILESTONE CENTER DRIVE
                 GERMANTOWN, MARYLAND                   20876
          --------------------------------------        -----
         (Address of Principal Executive Offices)     (Zip Code)

                                 (240) 404-1550
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

           On October 8, 2003, Acterna Corporation (the "Company") completed the sale of its subsidiary Itronix LLC (formerly known as Itronix Corporation, "Itronix") to Rugged Computing, Inc. ("Purchaser"), owned by Golden Gate Capital, for $40,000,000 in cash plus the assumption of certain liabilities. The sale was consummated pursuant to the terms and subject to the conditions of an Acquisition Agreement executed by Itronix LLC, TTC International Holdings, Inc. and Acterna WG International Holdings LLC (each a subsidiary of the Company and collectively, the "Sellers") and Purchaser on August 27, 2003. The sale of Itronix, a developer of wireless, rugged computing solutions for mobile workers, was effected through the transfer of certain assets of the Sellers to Purchaser, including accounts receivable, inventory, equipment, furniture, supplies, other tangible and intangible assets, and all of the outstanding equity interests in Itronix GmbH and Itronix UK Ltd.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 10, 2003
                                              ACTERNA CORPORATION


                                              By:  /s/ Grant Barber
                                                  ------------------------------
                                                  Grant Barber
                                                  Corporate Vice President and
                                                  Chief Financial Officer